     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 17, 1998


                                                      REGISTRATION NO. 333-47465
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 3
                                       TO
                                   FORM S-11
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                       CORPORATE OFFICE PROPERTIES TRUST
        (Exact name of registrant as specified in governing instruments)

                                ONE LOGAN SQUARE
                                   SUITE 1105
                             PHILADELPHIA, PA 19103
                                 (215) 567-1800
 (Name, address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                              CLAY W. HAMLIN, III
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                ONE LOGAN SQUARE
                                   SUITE 1105
                             PHILADELPHIA, PA 19103
                                 (215) 567-1800
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

        GERALD S. TANENBAUM, ESQ.                   ROBERT E. KING, JR., ESQ.
         CAHILL GORDON & REINDEL                        ROGERS & WELLS LLP
              80 PINE STREET                             200 PARK AVENUE
         NEW YORK, NEW YORK 10005                    NEW YORK, NEW YORK 10166
              (212) 701-3000                              (212) 878-8000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. / /


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    Corporate Office Properties Trust has prepared this Amendment No. 3 for the purpose of filing with the Securities and Exchange Commission certain exhibits to this Registration Statement. Amendment No. 3 does not modify any provision of the Prospectus included in the Registration Statement; accordingly, such Prospectus has not been included herein.

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 30. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

    The Company does not engage in hedging or like activities and therefore does not have any material exposure to risk due to financial instruments, derivative financial instruments or derivative commodity instruments.

ITEM 31. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    The expenses in connection with the issuance and distribution of the securities being registered are set forth in the following table (all amounts except the registration fee and the NASD fee are estimated):


Registration fee................................................  $  26,716
NASD fee........................................................      9,556
Listing fee.....................................................    102,100
Printing and engraving expenses.................................    300,000
Legal fees and expenses.........................................    600,000
Accountant's fees and expenses..................................    200,000
Transfer Agent and Registrar's fees and expenses................     10,000
Miscellaneous...................................................    151,628
Total...........................................................  $1,400,000
                                                                  ---------
                                                                  ---------


    All expenses in connection with the issuance and distribution of the securities being offered will be borne by the Company.

ITEM 32. SALES TO SPECIAL PARTIES.

    See Item 33.

ITEM 33. RECENT SALES OF UNREGISTERED SECURITIES.

    Since its formation on January 22, 1998, the Registrant has issued the following securities which were not registered under the Securities Act of 1933 as amended (the "Securities Act"):

    (i) On January 22, 1998, the Registrant issued one Common Share to COPT, Inc. for $100. The Common Share was issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act.

    (ii) On March 12, 1998, the Registrant granted to Messrs. Gehrke, Sweet, Walton, Wethe and Cassel options exercisable for an aggregate of 45,000 Common Shares under the Incentive Plan at an exercise price of $12.25 per share. The options were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act.

    In addition, the Registrant's predecessors have issued the following securities which were not registered under the Securities Act:

    (i) On May 16, 1994, the Company granted to its then directors options exercisable for an aggregate of 15,000 shares of Common Stock under the Option Plan at an exercise price of $9.875 per share. The options were issued in reliance on the exemption from registration contained in
        Section 4(2) of the Securities Act.

    (ii) On May 15, 1995, the Company granted to its then directors options exercisable for an aggregate of 15,000 shares of Common Stock under the Option Plan at an exercise price of $5.375 per share. The options were issued in reliance on the exemption from registration contained in
         Section 4(2) of the Securities Act.

   (iii) On May 20, 1996, the Company granted to its then directors options exercisable for an aggregate of 15,000 shares of Common Stock under the Option Plan at an exercise price of $5.625 per share. The options were issued in reliance on the exemption from registration contained in
         Section 4(2) of the Securities Act.

    (iv) On May 19, 1997, the Company granted to its then directors options exercisable for an aggregate of 15,000 shares of Common Stock under the Option Plan at an exercise price of $5.25 per share. The options were issued in reliance on the exemption from registration contained in
         Section 4(2) of the Securities Act.

    (v) On October 14, 1997, the Company issued a total of 600,000 shares of Common Stock to Messrs. Hamlin and Shidler in connection with the Transactions. The shares of Common Stock were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act.

    (vi) On October 14, 1997, the Company granted to Messrs. Hamlin, Shidler, Sweet and Walton options exercisable for an aggregate of 10,000 shares of Common Stock under the Option Plan at an exercise price of $7.59 per share. The shares of Common Stock were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act.

ITEM 34. INDEMNIFICATION OF TRUSTEES AND OFFICERS.

    The Maryland REIT Law permits a Maryland real estate investment trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Declaration of Trust of the Registrant contains such a provision which eliminates such liability to the maximum extent permitted by the Maryland REIT Law.

    The Declaration of Trust of the Registrant authorizes it, to the maximum extent permitted by Maryland law, to obligate itself to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any present or former trustee or officer or (b) any individual who, while a trustee of the Registrant and at the request of the Registrant, serves or has served another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a trustee, director, officer or partner of such real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her status as a present or former Trustee or officer of the Registrant. The Bylaws of the Registrant obligate it, to the maximum extent permitted by Maryland law, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present of former trustee or officer who is made a party to the proceeding by reason of his service in that capacity or (b) any individual who, while a Trustee or officer of the Registrant and at the request of the Registrant, serves or has served another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a trustee, director, officer or partner of such real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his service in that capacity, against any claim or liability to which he may become subject by reason of such status. The Declaration of Trust and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and to any employee or agent of the Registrant to indemnify a trustee or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity.

    The Maryland REIT Law permits a Maryland real estate investment trust to indemnify and advance expenses to its trustees and officers to the same extent as permitted by the Maryland General Corporation

Law (the "MGCL") for directors and officers of Maryland corporations. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

    The Operating Partnership Agreement provides that the Operating Partnership shall indemnify the Registrant, as general partner, and each director, officer and shareholder of the Registrant and each person (including any affiliate) designated as an agent by the Registrant to the fullest extent permitted under the Delaware Revised Uniform Limited Partnership Act from and against any and all losses (including reasonable attorney's fees), and any other amounts arising out of or in connection with any claim, relating to or resulting (directly or indirectly) from the operations of the Operating Partnership, in which such indemnified party becomes involved, or reasonably believes it may become involved, as a result of its acting in the referred to capacity.

    Reference is made to the form of Underwriting Agreement filed as an exhibit to this Registration Statement pursuant to which the underwriters will agree to indemnify the Company and its trustees and officers against certain liabilities, including liabilities under the Securities Act.

ITEM 35. TREATMENT OF PROCEEDS FROM STOCK BEING REGISTERED.

    The consideration to be received by the Registrant for sales of Common Shares registered hereby will be credited to the appropriate capital account.

ITEM 36. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial Statements

CORPORATE OFFICE PROPERTIES TRUST, INC.

Pro Forma Consolidated Combined Financial Statements (unaudited):

Pro Forma Consolidated Combined Statements of Income for the year ended December
    31, 1997

Pro Forma Consolidated Balance Sheet as of December 31, 1997

Historical:

Report of Independent Accountants

Consolidated Balance Sheets as of December 31, 1996 and 1997

Consolidated Statements of Operations for the years ended December 31, 1995,
    1996 and 1997

Consolidated Statements of Cash Flows for the years ended December 31, 1995,
    1996 and 1997

Notes to Consolidated Financial Statements

SCHEDULE III

Real Estate and Accumulated Depreciation as of December 31, 1997

THE OFFICE PROPERTIES

Report of Independent Accountants

Combined Balance Sheets as of December 31, 1996 and September 30, 1997
    (unaudited)

Combined Statements of Operations for the years ended December 31, 1995 and 1996 and for the nine month periods ended September 30, 1997 and 1996 (unaudited)

Combined Statements of Partners' Capital for the years ended December 31, 1995 and 1996 and for the nine month period ended September 30, 1997

Combined Statements of Cash Flows for the years ended December 31, 1995 and 1996 and for the nine month periods ended September 30, 1997 and 1996

Notes to Combined Financial Statements

    (b) Exhibits


EXHIBIT NO.                                                 DESCRIPTION
-------------  -----------------------------------------------------------------------------------------------------

        1.1    Form of Underwriting Agreement.*

        2.1    Agreement and Plan of Merger, dated as of January 31, 1998, among the Registrant, the Maryland
               Company and the Company (filed with the Trust's Registration Statement on Form S-4 (Commission File
               No. 333-45649) and incorporated herein by reference).

        2.2    Formation/Contribution Agreement dated September 7, 1997, as amended, by and among the Company and certain subsidiary corporations and partnerships regarding the Transactions (filed with the Company's
               Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).

        2.3    Agreement and Plan of Reorganization between the Company and Crown Advisors, Inc. (filed with the
               Company's Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).

        2.4    Limited Partnership Agreement of the Operating Partnership dated October 14, 1997 (filed with the
               Company's Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).

        2.5    Amended and Restated Partnership Agreement of Blue Bell Investment Company, L.P. (filed with the
               Company's Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).

        2.6    Amended and Restated Partnership Agreement of South Burnswick Investors, L.P. (filed with the
               Company's Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).

        2.7    Amended and Restated Partnership Agreement of ComCourt Investors, L.P. (filed with the Company's
               Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).

        2.8    Amended and Restated Partnership Agreement of 6385 Flank, L.P. (filed with the Company's Current
               Report on Form 8-K on October 29, 1997 and incorporated herein by reference).

        3.1    Amended and Restated Declaration of Trust of Registrant (filed with the Registrant's Registration
               Statement on Form S-4 (Commission File No. 333-45649) and incorporated herein by reference).

        3.2    Bylaws of Registrant (filed with the Registrant's Registration Statement on Form S-4 (Commission File
               No. 333-45649) and incorporated herein by reference).

EXHIBIT NO.                                                 DESCRIPTION
-------------  -----------------------------------------------------------------------------------------------------
        4.1    Form of certificate for the Registrant's Common Shares of Beneficial Interest, $0.01 par value per share (filed with the Registrant's Registration Statement on Form S-4 (Commission File No. 333-45649)
               and incorporated herein by reference).

        5.1    Opinion of Cahill Gordon & Reindel regarding the legality of the securities being registered hereby.*

        8.1    Opinion of Cahill Gordon & Reindel as to certain tax matters.*

       10.1    Clay W. Hamlin III Employment Agreement dated October 14, 1997 with the Operating Partnership (filed with the Company's Current Report on Form 8-K on October 29, 1997, and incorporated herein by reference).

       10.2    Registration Rights Agreement dated October 14, 1997, as amended, for the benefit of certain shareholders of the Registrant (filed with the Company's Current Report on Form 8-K on October 29,
               1997, and incorporated herein by reference).

       10.3    Management Agreement between Registrant and Glacier Realty, LLC (filed with the Company's Current
               Report on Form 8-K on October 29, 1997, and incorporated herein by reference).

       10.4    Senior Secured Credit Agreement dated October 13, 1997 (filed with the Company's Current Report on
               Form 8-K on October 29, 1997, and incorporated herein by reference).

       10.5    Corporate Office Properties Trust 1998 Long Term Incentive Plan (filed with the Registrant's
               Registration Statement on Form S-4 (Commission File No. 333-45649) and incorporated herein by reference).

       10.6    Stock Option Plan for Directors (filed with Royale Investments, Inc.'s Form 10-KSB for the year ended
               December 31, 1993 (Commission File No. 0-20047) and incorporated herein by reference).

       10.7    Lease Agreement between Blue Bell Investment Company, L.P. and Unisys Corporation dated March 12,
               1997 with respect to lot A (filed with the Registrant's Registration Statement on Form S-4
               (Commission File No. 333-45649) and incorporated herein by reference).

       10.8    Lease Agreement between Blue Bell Investment Company, L.P. and Unisys Corporation dated March 12,
               1997 with respect to lot B (filed with the Registrant's Registration Statement on Form S-4
               (Commission File No. 333-45649) and incorporated herein by reference).

       10.9    Lease Agreement between Blue Bell Investment Company, L.P. and Unisys Corporation dated March 12,
               1997 with respect to lot C (filed with the Registrant's Registration Statement on Form S-4
               (Commission File No. 333-45649) and incorporated herein by reference).

      10.11    Amended and Restated Lease between South Brunswick Investors L.P. and International Business Machines
               Corporation dated August 11, 1995, as amended (filed with the Registrant's Registration Statement on
               Form S-4 (Commission File No. 333-45649) and incorporated herein by reference).

      10.12    Agreement of Lease between South Brunswick Investors L.P. and Teleport Communications Group, Inc.
               dated February 20, 1996, as amended (filed with the Registrant's Registration Statement on Form S-4
               (Commission File No. 333-45649) and incorporated herein by reference).

EXHIBIT NO.                                                 DESCRIPTION
-------------  -----------------------------------------------------------------------------------------------------
      10.13    Agreement of Lease between South Brunswick Investors L.P. and Teleport Communications Group, Inc.
               dated August 19, 1996 (filed with the Registrant's Registration Statement on Form S-4 (Commission
               File No. 333-45649) and incorporated herein by reference).

      10.14    Thomas D. Cassel Employment Agreement dated October 20, 1997 with the Operating Partnership (filed with the Registrant's 1997 Annual Report on Form 10-K and incorporated herein by reference).

       16.1    Letter to the Commission from Lurie, Besikof, Lapidus & Co., LLP dated November 4, 1997 (filed with
               Company's Current Report on Form 8-K on November 6, 1997, and incorporated herein by reference).

       21.1    Subsidiaries of Registrant (filed with the Registrant's 1997 Annual Report on Form 10-K and incorporated herein by reference).

       23.1    Consent of Cahill Gordon & Reindel (included in Exhibit 5.1).*

       23.2    Consent of Coopers & Lybrand L.L.P.*

       24.1    Powers of attorney (included on signature page to the Registration Statement).*


------------------------

* Previously filed.

ITEM 36. UNDERTAKINGS.

    (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    (b) The undersigned Registrant hereby undertakes:

        (1) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of a registrant statement in reliance upon Rule 430A, and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act, shall be deemed to be part of the registration statement as of the time it was declared effective.

        (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-11 AND HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF PHILADELPHIA, STATE OF PENNSYLVANIA, ON THE 17TH DAY OF APRIL, 1998.


                                CORPORATE OFFICE PROPERTIES TRUST

                                By:  /s/ CLAY W. HAMLIN, III
                                     ------------------------------------------
                                     CLAY W. HAMLIN, III
                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          SIGNATURES                       TITLE                    DATE
------------------------------  ---------------------------  -------------------
              *                 Chairman of the Board          April 17, 1998
------------------------------    and Trustee
       (Jay H. Shidler)

                                President and Chief            April 17, 1998
              *                   Executive
------------------------------    Officer, Trustee
    (Clay W. Hamlin, III)         (Principal
                                  Executive Officer)

     /s/ THOMAS D. CASSEL       Vice President, Finance        April 17, 1998
------------------------------    (Principal Accounting and
      (Thomas D. Cassel)          Financial Officer)

              *                 Vice Chairman of the Board     April 17, 1998
------------------------------    and Trustee
       (Vernon R. Beck)

              *                 Trustee                        April 17, 1998
------------------------------
      (Kenneth D. Wethe)

              *                 Trustee                        April 17, 1998
------------------------------
      (Allen C. Gehrke)

              *                 Trustee                        April 17, 1998
------------------------------
     (William H. Walton)

              *                 Trustee                        April 17, 1998
------------------------------
   (Kenneth S. Sweet, Jr.)

*By:          /s/ Thomas D.
Cassel
------------------------------
       ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


                                                                                                                PAGE
EXHIBIT NO.    DESCRIPTION                                                                                     NUMBER
-------------  -------------------------------------------------------------------------------------------  -------------
        1.1    Form of Underwriting Agreement.*
        2.1    Agreement and Plan of Merger, dated as of January 31, 1998, among the Registrant, the
               Maryland Company and the Company (filed with the Registrant's Registration Statement on
               Form S-4 (Commission File No. 333-45649) and incorporated herein by reference).
        2.2    Formation/Contribution Agreement dated September 7, 1997, as amended, by and among the
               Company and certain subsidiary corporations and partnerships regarding the Transactions
               (filed with the Company's Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).
        2.3    Agreement and Plan of Reorganization between the Company and Crown Advisors, Inc. (filed with the Company's Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).
        2.4    Limited Partnership Agreement of the Operating Partnership dated October 14, 1997 (filed with the Company's Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).
        2.5    Amended and Restated Partnership Agreement of Blue Bell Investment Company, L.P. (filed with the Company's Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).
        2.6    Amended and Restated Partnership Agreement of South Burnswick Investors, L.P. (filed with the Company's Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).
        2.7    Amended and Restated Partnership Agreement of ComCourt Investors, L.P. (filed with the
               Company's Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).
        2.8    Amended and Restated Partnership Agreement of 6385 Flank, L.P. (filed with the Company's
               Current Report on Form 8-K on October 29, 1997 and incorporated herein by reference).
        3.1    Amended and Restated Declaration of Trust of Registrant (filed with the Registrant's
               Registration Statement on Form S-4 (Commission File No. 333-45649) and incorporated herein by reference).
        3.2    Bylaws of Registrant (filed with the Registrant's Registration Statement on Form S-4
               (Commission File No. 333-45649) and incorporated herein by reference).
        4.1    Form of certificate for the Registrant's Common Shares of Beneficial Interest, $0.01 par
               value per share (filed with the Registrant's Registration Statement on Form S-4 (Commission
               File No. 333-45649) and incorporated herein by reference).
        5.1    Opinion of Cahill Gordon & Reindel regarding the legality of the securities being registered hereby.*
        8.1    Opinion of Cahill Gordon & Reindel as to certain tax matters.*
       10.1    Clay W. Hamlin III Employment Agreement dated October 14, 1997 with the Operating
               Partnership (filed with the Company's Current Report on Form 8-K on October 29, 1997, and
               incorporated herein by reference).
       10.2    Registration Rights Agreement dated October 14, 1997 for the benefit of certain shareholders of the Registrant (filed with the Company's Current Report on Form 8-K on
               October 29, 1997, and incorporated herein by reference).
       10.3    Management Agreement between Registrant and Glacier Realty, LLC (filed with the Company's
               Current Report on Form 8-K on October 29, 1997, and incorporated herein by reference).
       10.4    Senior Secured Credit Agreement dated October 13, 1997 (filed with the Company's Current
               Report on Form 8-K on October 29, 1997, and incorporated herein by reference).

                                                                                                                PAGE
EXHIBIT NO.    DESCRIPTION                                                                                     NUMBER
-------------  -------------------------------------------------------------------------------------------  -------------
       10.5    Corporate Office Properties Trust 1998 Long Term Incentive Plan (filed with the
               Registrant's Registration Statement on Form S-4 (Commission File No. 333-45649) and
               incorporated herein by reference).
       10.6    Stock Option Plan for Directors (filed with Royale Investments, Inc.'s Form 10-KSB for the year ended December 31, 1993 (Commission File No. 0-20047) and incorporated herein by reference).
       10.7    Lease Agreement between Blue Bell Investment Company, L.P. and Unisys Corporation dated
               March 12, 1997 with respect to lot A (filed with the Registrant's Registration Statement on
               Form S-4 (Commission File No. 333-45649) and incorporated herein by reference).
       10.8    Lease Agreement between Blue Bell Investment Company, L.P. and Unisys Corporation dated
               March 12, 1997 with respect to lot B (filed with the Registrant's Registration Statement on
               Form S-4 (Commission File No. 333-45649) and incorporated herein by reference).
       10.9    Lease Agreement between Blue Bell Investment Company, L.P. and Unisys Corporation dated
               March 12, 1997 with respect to lot C (filed with the Registrant's Registration Statement on
               Form S-4 (Commission File No. 333-45649) and incorporated herein by reference).
      10.11    Amended and Restated Lease between South Brunswick Investors L.P. and International
               Business Machines Corporation dated August 11, 1995, as amended (filed with the
               Registrant's Registration Statement on Form S-4 (Commission File No. 333-45649) and
               incorporated herein by reference).
      10.12    Agreement of Lease between South Brunswick Investors L.P. and Teleport Communications
               Group, Inc. dated February 20, 1996, as amended (filed with the Registrant's Registration
               Statement on Form S-4 (Commission File No. 333-45649) and incorporated herein by reference).
      10.13    Agreement of Lease between South Brunswick Investors L.P. and Teleport Communications
               Group, Inc. dated August 19, 1996 (filed with the Registrant's Registration Statement on
               Form S-4 (Commission File No. 333-45649) and incorporated herein by reference).
      10.14    Thomas D. Cassel Employment Agreement dated October 20, 1997 with the Operating Partnership
               (filed with the Registrant's 1997 Annual Report on Form 10-K and incorporated herein by reference).
       16.1    Letter to the Commission from Lurie, Besikof, Lapidus & Co., LLP dated November 4, 1997
               (filed with Company's Current Report on Form 8-K on November 6, 1997, and incorporated herein by reference).
       21.1    Subsidiaries of Registrant (filed with the Registrant's 1997 Annual Report on Form 10-K and incorporated herein by reference).
       23.1    Consent of Cahill Gordon & Reindel (included in Exhibit 5.1).*
       23.2    Consent of Coopers & Lybrand L.L.P.*
       24.1    Powers of attorney (included on signature page to the Registration Statement).*


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* Previously filed.